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                                                                   EXHIBIT 10.15

William A. Roskin
Senior Vice President
Human Resources and Administration

TEL 212-258-6230
FAX 212-846-1716


                                                                        VIACOM


                                       December 1, 1998



Mark Gilman
413 Martel Lane
Coppell, TX   75019


Dear Mark:

     This is to confirm our understanding that your employment agreement dated as of December 16, 1996, as amended, shall be further amended to change the last day of the employment term from April 30, 2000 to April 30, 2001. Except as amended hereby, your employment agreement shall remain in full force and effect.

     Please sign and return the attached copy of this letter to indicate your agreement with the foregoing.

                                       Very truly yours,

                                       /s/ William A. Roskin

ACCEPTED AND AGREED:


/s/ Mark T. Gilman
------------------------
    Mark T. Gilman